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                                                                    EXHIBIT 99.2


               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report dated December 6, 1999, on our audit of the statement of revenue and certain expenses of Forte Towers for the year ended December 31, 1998 which report appears in the Form 8-K/A for Charles E. Smith Residential Realty, Inc. dated January 18, 2000 filed with the Securities and Exchange Commission.


                                      /s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
January 18, 2000